Exhibit 10.2
AMENDMENT NO. 1 TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
     This Amendment No. 1 (this “Amendment No. 1”) to the Amended and Restated Investors’ Rights Agreement, dated as of November 1, 2007 (the “IRA”) by and among Quest Midstream Partners, L.P. (the “Company”), Quest Midstream GP, LLC (the “GP”), Quest Resource Corporation (“QRC”) and the Investors is made and entered into effective as of July 1, 2009, by and among the Company, the GP, QRC and the undersigned Investors representing at least a Majority of Investors. Capitalized terms used but not defined herein are used as defined in the IRA.
     WHEREAS, the Company, the GP, QRC and the Investors entered into the IRA;
     WHEREAS, the Company, QRC, and Quest Energy Partners, L.P. (“QELP”) have determined that it is advisable to effect the Recombination (as defined below);
     WHEREAS, it is a condition to the Recombination that the IRA shall be terminated on or prior to the closing of the Recombination;
     WHEREAS, Alerian has agreed to terminate its rights under Section 2 related to its right to designate a board member;
     WHEREAS, pursuant to Section 9(b) of the IRA, the IRA may be amended by written agreement of the Company, the GP, QRC and a Majority of Investors; and
     WHEREAS, the Company, the GP, QRC and the undersigned Investors representing at least a Majority of Investors desire to amend the IRA as set forth herein.
     NOW THEREFORE, the IRA is hereby amended as follows:
     Section 1. Amendment.
     (a) Section 2 of the IRA is amended and restated in its entirety as follows:
          “2. Board Representation.
     (a) Designation of Board Member. For the period hereafter indicated, Swank will have a right to designate one (1) natural person to serve as a member of the Board of Directors of GP. QRC will have the right to designate the remaining members of the Board of Directors of GP. In order to effect this right, QRC (or its Affiliates that own Member Interests) shall vote the Member Interests in GP owned by it in a manner so as to cause and maintain the election of the person so designated. Swank’s right to designate a member of the Board of Directors shall terminate upon the completion by the Company of an IPO. In addition, such right to designate a member of the Board of Directors shall terminate at such time (either before or after completion by the Company of an IPO) as Swank ceases to own at least five percent (5%) of the Common Units (measured on a fully-diluted basis that assumes that all outstanding warrants, options, rights and securities that are at any time exercisable for or convertible into Common Units have been so exercised or converted) held by Persons other than QRC or its Affiliates.
     (b) Expansion of Board. The parties currently contemplate that until the completion by the Company of an IPO, the Board of Directors of GP will consist of six (6) persons. During the period prior to completion of an IPO that Swank has the right to designate a person to serve on the Board of Directors of GP, Swank shall have the right to maintain its proportionate Board representation in the event of an expansion of the number of members of the Board of Directors; provided, however, that such right to maintain the proportionate Board representation will terminate upon completion by the Company of an IPO.
     (c) Replacement. In the event of the resignation, death, removal or disqualification of a person designated by QRC or Swank to serve on the Board of Directors, as set forth above, the appropriate designating party or parties shall promptly designate a new member of the Board of Directors, and after written notice of the designation has been given by such designating party or parties to the other parties, each of QRC and the Investors shall vote its Member Interests to elect such nominee to the Board of Directors.
     (d) Removal. The appropriate designating party or parties may specify that any person designated by it to serve on the Board of Directors shall be removed at any time and from time to time, with or without cause.
     (b) Indemnification and Insurance. So long as Swank has a right to designate a Director pursuant to this Section 2, the GP shall maintain director and officer insurance reasonably satisfactory to Swank.”
     (c) Section 9(a) is hereby amended and restated in its entirety as follows:
     Term. Unless earlier terminated by agreement of the parties this Agreement shall, without any further action of any party, terminate and be of no further force or effect upon the earlier to occur of (i) the completion of an IPO by the Company, and (ii) the closing of the Recombination.
     (d) The following definitions are hereby added to Exhibit A to the IRA:
     “Merger Agreement” means the Agreement and Plan of Merger dated as of July 2, 2009 among New Quest Holdings Corp., QRC, the Company, the GP, Quest Energy Partners, L.P., Quest Energy GP, LLC, Quest Resource Acquisition Corp., Quest Energy Acquisition, LLC, Quest Midstream Holdings Corp. and Quest Midstream Acquisition, LLC.
     “Recombination” means the transactions contemplated by Article 1 of the Merger Agreement.

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     Section 2. Ratification of IRA. Except as expressly modified and amended herein, all of the terms and conditions of the IRA shall remain in full force and effect.
     Section 3. Termination of Amendment No. 1. If the Merger Agreement is terminated for any reason, this Amendment No. 1 shall have no force and effect.
     Section 4. Governing Law. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable Delaware principles of conflicts of law) as to all matters, including matters of validity, construction, effect, performance and remedies.
     Section 5. Facsimiles; Counterparts. This Amendment No. 1 may be executed by facsimile signatures by any party and such signature shall be deemed binding for all purposes hereof, without delivery of an original signature being thereafter required. This Amendment No. 1 may be executed in one or more counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document.
[signature page follows]

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     IN WITNESS WHEREOF, the Company, the GP, QRC and the undersigned Investors representing at least a Majority of Investors have caused this Amendment No. 1 to be signed by their respective duly authorized officers as of July 1, 2009.

QUEST MIDSTREAM PARTNERS, L.P.
By:	Quest Midstream GP, LLC
Its General Partner

By:	/s/ David C. Lawler
David C. Lawler
President and Chief Executive Officer

QUEST MIDSTREAM GP, LLC
By:	/s/ David C. Lawler
David C. Lawler
President and Chief Executive Officer

QUEST RESOURCE CORPORATION
By:	/s/ David C. Lawler
David C. Lawler
President and Chief Executive Officer

ALERIAN OPPORTUNITY PARTNERS IV, LP
By:	ALERIAN OPPORTUNITY
ADVISORS IV, LLC
Its General Partner

By:	/s/ Gabriel Hammond
Gabriel Hammond
Managing Member
Signature Page to Amendment No. 1 to the Amended and Restated Investors’ Rights Agreement

ALERIAN OPPORTUNITY PARTNERS IX, LP
By:	ALERIAN OPPORTUNITY
ADVISORS IX, LLC
Its General Partner

By:	/s/ Gabriel Hammond
Gabriel Hammond
Managing Member

ALERIAN CAPITAL PARTNERS, LP
By:	ALERIAN CAPITAL ADVISORS, LLC
Its General Partner

By:	/s/ Gabriel Hammond
Gabriel Hammond
Managing Member

ALERIAN FOCUS PARTNERS, LP
By:	ALERIAN FOCUS ADVISORS, LLC
Its General Partner

By:	/s/ Gabriel Hammond
Gabriel Hammond
Managing Member

SWANK MLP CONVERGENCE FUND, LP
By:	SWANK ENERGY INCOME ADVISORS,
L.P.
Its General Partner
By:	SWANK CAPITAL, LLC
Its General Partner

By:	/s/ Jerry V. Swank
Jerry V. Swank
Manager
Signature Page to Amendment No. 1 to the Amended and Restated Investors’ Rights Agreement

THE CUSHING MLP OPPORTUNITY FUND I, LP
By:	CARBON COUNTY PARTNERS I, LP
Its General Partner
By:	CARBON COUNTY GP I, LLC
Its General Partner

By:	/s/ Jerry V. Swank
Jerry V. Swank
Manager

BEL AIR MLP ENERGY INFRASTRUCTURE FUND, LP
By:	SWANK ENERGY INCOME ADVISORS, L.P. its investment advisor
By:	SWANK CAPITAL, LLC
Its General Partner

By:	/s/ Jerry V. Swank
Jerry V. Swank
Manager

TORTOISE CAPITAL RESOURCES CORPORATION
By:	/s/ Edward Russell
Edward Russell
President

TORTOISE GAS AND OIL CORPORATION
By:	/s/ Edward Russell
Edward Russell
President

Signature Page to Amendment No. 1 to the Amended and Restated Investors’ Rights Agreement